UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2017

HOWARD BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35489	20-3735949
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6011 University Boulevard, Suite 370, Ellicott City, Maryland		21043
(Address of principal executive offices)		(Zip Code)

(410) 750-0020
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section
13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

A.
A special meeting of stockholders of Howard Bancorp, Inc. (the “Company”) was held on December 27, 2017. The matters submitted to the stockholders for approval included (1) a proposal to approve the issuance of up to 9,143,230 shares of the Company’s common stock as consideration under the Agreement and Plan of Reorganization dated as of August 14, 2017, by and between the Company, Howard Bank and First Mariner Bank (“First Mariner”), as amended by Amendment No. 1 on November 8, 2017, pursuant to which First Mariner will merge with and into Howard Bank, with Howard Bank continuing as the surviving bank of the merger and a wholly owned subsidiary of the Company, (the “shares issuance proposal”); (2) a proposal to approve the Howard Bancorp, Inc. 2017 Employee Stock Purchase Plan (the “ESPP proposal”); and (3) a proposal to adjourn the Company’s special meeting of stockholders, if necessary, to solicit additional proxies in favor of the approval of the shares issuance proposal (the “adjournment proposal”).

B.
At the Company’s special meeting of stockholders, the shares issuance proposal, the ESPP proposal and the adjournment proposal were adopted by proxies solicited pursuant to Section 14 of the Securities Exchange Act of 1934, without any solicitation in opposition thereto. The adjournment proposal was deemed to be not necessary as the Company received sufficient votes to approve the shares issuance proposal.

The following table summarizes the required analysis of the voting by stockholders at the Company’s special meeting of stockholders held on December 27, 2017.

Proposal Number 1: The Share Issuance Proposal

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
8,123,753	35,974	4,453	-

Proposal Number 2: The ESPP Proposal

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
8,005,581	140,401	18,198	-

Proposal Number 3: The Adjournment Proposal

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
6,897,796	1,260,433	5,951	-

Item 8.01	Other Events.

On December 21, 2017, First Mariner stockholders delivered written consents sufficient to approve the Agreement and Plan of Reorganization dated as of August 14, 2017, as amended, by and between the Company, Howard Bank and First Mariner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD BANCORP, INC.

By: /s/ George C. Coffman
Name: George C. Coffman
Title: Executive Vice President and
Chief Financial Officer

Date: December 28, 2017